UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2003

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road
Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.*
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND
FINANCIAL CONDITION
EXHIBITS
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release of Salem Communications Corporation dated May 5, 2003 regarding first quarter 2003 earnings.
99.2	Press release of Salem Communications Corporation dated May 5, 2003 regarding the acquisitions of WAMG-AM, Boston, Massachusetts, and KKCS-AM, Colorado Springs, Colorado.

ITEM 9.	REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.*

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The following information and the exhibits relating thereto are furnished pursuant to “Item 9. Regulation FD Disclosure” of this Current Report on Form 8-K and pursuant to the “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No.33-8216.

     On May 5, 2003, Salem Communications Corporation issued a press release regarding the first quarter 2003 earnings. A copy of the press release is attached hereto as Exhibit 99.1. In addition, Salem Communications Corporation issued a press release on May 5, 2003 to announce the pending acquisitions of WAMG-AM in Boston, Massachusetts, and KKCS-AM, Colorado Springs, Colorado. A copy of the press release is attached hereto as Exhibit 99.2.

     * The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibits 99.1, and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: May 5, 2003
By: /s/ DAVID A.R. EVANS David A.R. Evans Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release of Salem Communications Corporation dated May 5, 2003 regarding first quarter 2003 earnings.
99.2	Press release of Salem Communications Corporation dated May 5, 2003 regarding the acquisitions of WAMG-AM, Boston, Massachusetts, and KKCS-AM, Colorado Springs, Colorado.

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